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                                                                   EXHIBIT 10.11


                                AMAZON.COM, INC.

                        RIGHT OF FIRST REFUSAL AGREEMENT


         THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made as of February 20, 1997, between Amazon.com, Inc., a Delaware corporation (the "Company"), and Patty Stonesifer (the "Investor") .

         WHEREAS, the Investor is acquiring concurrently with the execution and delivery of this Agreement 2,500 shares of the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), at a purchase price of $40.00 per share; and

         WHEREAS, as a condition to the issuance to the Investor of such shares of the Series A Preferred Stock, the Investor has agreed to grant the Company a right of first refusal with respect to such shares of the Series A Preferred Stock and all shares of the common stock, preferred stock, and all other securities of the Company which may be issued to the Investor in exchange for such shares of the Series A Preferred Stock or in respect of such shares of the Series A Preferred Stock in any stock dividend, stock split, reclassification or similar event (together, the "Shares").

         THEREFORE, the undersigned agree as follows:

         1.       COMPANY'S RIGHT OF FIRST REFUSAL

         Before any Shares held by the Investor or any transferee of the Investor (either being sometimes referred to herein as the "Selling Stockholder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                  (a) Notice of Proposed Transfer. The Selling Stockholder shall
(a) deliver to the Company a written notice (the "Notice") stating: (i) the Selling Stockholder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Selling Stockholder proposes to transfer the Shares (the "Offered Price"); and
(v) the material terms and conditions of the proposed transfer (the "Offer Terms") and (b) offer the Shares at the Offered Price and on the Offer Terms to the Company or its assignee(s).
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                  (b) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Selling Stockholder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price and on the terms determined in accordance with subsection (c) below.

                  (c) Purchase Price. The purchase price (the "Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price, and the terms and conditions of the transfer shall be identical in all material respects to the Offer Terms (the "Terms"). If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Selling Stockholder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, in any case in accordance with the Terms, within thirty (30) days after delivery of the written notice by the Company as set forth in Section 2(b).

                  (e) Selling Stockholder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section ,then the Selling Stockholder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price and on the Offer Terms, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Selling Stockholder may be sold or otherwise transferred.

                  (f) Exception for Certain Transfers. Anything to the contrary contained in this Section notwithstanding, (i) the transfer of any or all of the Shares for no consideration by way of a gift to the spouse of the Selling Stockholder or to his or her lineal descendants, or to trusts for the benefit of his or her spouse or lineal descendants and (ii) the transfer of any or all of the Shares to the Company shall be exempt from the provisions of this Section if, in such case, the transferee, and the

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transferee's spouse, if any, shall receive and hold any and all Shares so transferred subject to the provisions of this Agreement and subject to the obligations of the Investor hereunder, and shall, upon request by the Company execute, prior to the transfer to such transferee, an Endorsement in the form attached hereto as Exhibit A.

                  (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares immediately after the first sale of the common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  (h) Assignment of Right of First Refusal. The Right of First Refusal shall be freely assignable by the Company at any time.

         2.       GENERAL PROVISIONS

                  (a) This Agreement shall be governed by the laws of the State of Washington as they apply to contracts entered into and wholly to be performed in such state. This Agreement represents the entire agreement between the parties with respect to the Company's Right of First Refusal and may only be modified or amended in writing signed by both parties.

                  (b) Any notice, demand or request required or permitted to be given by either the Company or the Selling Stockholder pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally, (ii) five days after it is deposited in the U.S. mail, certified with return receipt requested and with postage prepaid, or (iii) one day after deposit (prepaid) with a nationally recognized overnight courier, and addressed to the party being notified at his or her address specified on the applicable signature page hereto or such other address which the addressee may subsequently notify the other party in writing.

                  (c) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (d) The parties acknowledge that money damages may not be an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper to enforce this

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Agreement or to prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief in appropriate circumstances.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) Each party to this Agreement represents that such party has duly authorized, executed and delivered this Agreement and that this Agreement is a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

                  (g) All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon an appropriate legend referencing the restrictions imposed by this Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date above written.

                                           COMPANY:

                                           AMAZON.COM, INC.



                                           By:  Jeff P. Bezos
                                           ------------------------------
                                                Jeffrey P. Bezos, President and
                                                Chief Executive Officer

                                           Address:

                                           1516 Second Avenue, 4th Floor
                                           Seattle, Washington  98101


                                           INVESTOR:



                                              Patty Stonesifer
                                           ------------------------------
                                           Patty Stonesifer

                                           Address:

                                              P.O. Box 876
                                           ------------------------------
                                              Redmond, WA  98073
                                           ------------------------------

                                           ------------------------------

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                                AMAZON.COM, INC.

                        RIGHT OF FIRST REFUSAL AGREEMENT

                                CONSENT OF SPOUSE



         I Robert Stonesifer , the spouse of Patty Stonesifer, have read and approve the foregoing Right of First Refusal Agreement (the "Agreement"). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights and obligations under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement or any shares issued pursuant thereto under the community property laws of the state of Washington, similar laws relating to marital property in effect in the state of our residence as of the date of the Agreement or otherwise.

                                             Date:   February 20, 1997
                                                   ----------------------


                                                Robert Stonesifer
                                           ------------------------------
                                             (Signature)



                                                Robert Stonesifer
                                           ------------------------------
                                             (Printed Name)

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                                    EXHIBIT A

                                AMAZON.COM, INC.

                        RIGHT OF FIRST REFUSAL AGREEMENT

                                   ENDORSEMENT

         The undersigned, a stockholder of Amazon.com, Inc., a Delaware corporation (the "Company"), and his or her spouse hereby agree to the terms and conditions of the Right of First Refusal Agreement dated as of February 20 , 1997 (the "Agreement") originally entered into by and between the Company and Patty Stonesifer and acknowledge receipt of a copy of the Agreement and agree to be bound by the obligations applicable to the Investor under the Agreement to the same extent as if the undersigned were the Investor thereunder.

         Dated:      February 20, 1997
               ------------------------------


  Patty Stonesifer                          Robert Stonesifer
------------------------------              -------------------------------
(Signature of Stockholder)                  (Signature of Spouse)



  Patty Stonesifer                          Robert Stonesifer
------------------------------              -------------------------------
(Printed Name)                              (Printed Name)

Address:

   P. O. Box 876
----------------------------
   Redmond, WA  98073
----------------------------

----------------------------

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